Exhibit 10.1

Time Warner Inc. One Time Warner Center New York, NY 10019	America Online, Inc. 22000 AOL Way Dulles, VA 20166	Aspen Investments LLC Atlantis Investments LLC c/o Finser Corporation 550 Biltmore Way, Suite 900 Coral Gables, FL 33134

December 15, 2005

America Online Latin America, Inc.
6600 N. Andrews Avenue, Suite 400
Ft. Lauderdale, FL 33309

Ladies and Gentlemen:

Reference is made to that certain letter agreement dated as of June 23, 2005 (the “Plan Support Agreement”), among America Online Latin America, Inc. (“AOLA”), Time Warner Inc. (“TW”), America Online, Inc. (“AOL”; and together with TW, the “TW Parties”) and Aspen Investments LLC and Atlantis Investments LLC (collectively, “ODC”), as amended by that certain letter agreement dated as of September 28, 2005 and that certain letter agreement dated as of November 29, 2005, setting forth certain terms and conditions pursuant to which AOLA and certain of its direct and indirect subsidiaries will propose their joint chapter 11 plan of liquidation on a consensual basis with the support of TW, AOL and ODC. Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Plan Support Agreement.

The TW Parties and ODC agree that the Plan Support Agreement shall be amended in the following respect: “January 17, 2006” shall be substituted for “December 15, 2005” in paragraph 7(i) of the Plan Support Agreement.

Except as specifically amended hereby, the Plan Support Agreement shall remain in full force and effect.

Kindly acknowledge your agreement to the above-described amendments to the Plan Support Agreement by counter-signing this letter agreement and returning an executed copy of the same to TW, AOL and ODC.

TIME WARNER INC.

By: /s/ Katherine A. Brown
Name: Katherine A. Brown
Title: SVP, Mergers and Acquistions

AMERICA ONLINE, INC.

By: /s/ Steve Swad
Name: Steve Swad
Title: CFO

ASPEN INVESTMENTS LLC

By: /s/ Cristina Pieretti
Name: Cristina Pieretti
Title: Executive Vice President

ATLANTIS INVESTMENTS LLC

By: /s/ Cristina Pieretti
Name: Cristina Pieretti
Title: Executive Vice President

ACCEPTED AND AGREED:

AMERICA ONLINE LATIN AMERICA,
INC.

By: /s/ Charles Herington
Name: Charles Herington
Title: President

AOL PUERTO RICO MANAGEMENT SERVICES, INC.

By: /s/ Mario Martín Lanzoni
Name: Mario Martín Lanzoni
Title: Treasurer

AMERICA ONLINE CARIBBEAN
BASIN, INC.

By: /s/ Charles Herington
Name: Charles Herington
Title: Director

AOL LATIN AMERICA
MANAGEMENT LLC

By: America Online Latin America, Inc., its sole member

By: /s/ Charles Herington
Name: Charles Herington
Title: President